Exhibit 99.01

November 17, 2010
Peter S. Kraus
Chairman and Chief Executive Officer
AllianceBernstein: Breadth and Balance
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Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed.
AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.
For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in
AllianceBernstein’s Form 10-K for the year ended December 31, 2009 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Q, other documents
AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by
AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.
Cautions Regarding Forward-Looking Statements

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Emerging
Markets
Value
Regional
Blend
US
Structured
Equities
Global/Int’l
Structured
High Yield
US
Municipals
Credit/
Global Credit
Asset Management
Global/Int’l
Blend
US
Thematic
Research
Emerging
Market Debt
Emerging
Markets
Blend
Target
Date
Funds
Extension
Strategies
Regional
Value
Regional
Growth
Global
Thematic
Research
Diversified Yield
TIPS
LDI
Bank Loans/
Private Placements
Currency
L/S
Equity
Event
Driven
Emerging
Markets
Credit/
Distressed
Private Capital
L/S
Multi-
Asset
Real Estate
Venture
Capital
Event Driven
…Including
Alternative
Strategies
A Broad Array of Investment Services

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Performance is preliminary as of September 30, 2010.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*2010 Institutional Investor Magazine Survey of America’s Biggest Money Managers; Rankings as of December 31, 2009
Source: Institutional Investor and AllianceBernstein
Assets Under Management
$209 Billion in Fixed Income
Five Year
(through 12/31/09)
Relative Performance
 Benchmark
Strategic Core Plus
Global Plus
Emerging Market Debt
US Fixed Income: $122 Bil.
 15th
II Rank*
2.4%
12.4%
0.8%
2.3%
16.2%
11.0%
2.9%
10.9%
(2.8)%
JPM EMBI Global
Barclays Global Aggregate
Bond Index (Unhedged)
Non-US Fixed Income: $87 Bil.
7th
Full Year 2009
YTD (9/30/10)
Custom Index
A World-Class Fixed Income Franchise

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By Strategy
By Client Domicile
Firm-Wide Diversification
(On Annualized Fee Base of $2.1 Billion)
Value
Growth
Fixed
2% Other
US
Non-US
By Channel
Institutions
Retail
Private
Client
As of September 30, 2010
Assets Under Management: $484 Billion
Balanced Across Channels, Services and Geographies

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Global
Client
Base
Global
Research
Platform
Innovative
Solutions
Sell Side
Buy Side
+
+
AllianceBernstein: How We Grow Our Business

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Dynamic Asset Allocation (DAA)
■ Private Client: February 2010 Launch; about
 50% of eligible private clients now in service
■ Institutional: Subadvisory and Defined
 Contribution momentum
■ Retail: DAA embedded in Target Date;
 Applications to other services in US and abroad
Addressing Client Concerns About High Market Volatility and Tail Risk

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DC Strategies: Focused on Target-Date
■ A Secular Shift
■ Groundbreaking research; Innovative
 Implementations
■ Scalable, Long-Term Opportunity
Addressing the Defined Contribution Need

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AllianceBernstein.com
1997
2001
2002
US Equity
Long/Short
Fixed Income
Long/Short
Global Equity and
Currency Long/Short
2006
Distressed
Investing
2008
Government
Assets (TALF and PPIP)
2009
2010
Diversified
Alternative
Fund of
Funds
Venture Capital
Commodities Long/Short
Alternative Investments*

Direct Hedge
Fund Strategies
Hedge Fund
Fund of Funds
Direct Private
Capital
Private Capital
Fund of Funds
Real
Estate
*For illustrative purposes only
Source: AllianceBernstein
Uncorrelated Alpha: A History of Innovation in Alternative Investments

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Sanford C. Bernstein: Industry Leading Research and Trading Platform
Research
Trading
Sales
■ A leader in research for nearly 40 years; known for insight, independence and integrity
■ Today, 375 employees with seven offices in the US, Europe and Asia
■ Growth driven by expansion of geographic footprint, trading capabilities and research product suite
Source: AllianceBernstein

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■ Focused execution in 2010
■ Providing Dynamic Asset Allocation to our Private and Institutional clients
■ Deepening our sell-side electronic and derivative trading capabilities
■ Expanding our sell-side research franchise
■ Building non-traditional investment services
Keys to AllianceBernstein’s Success (From Last Year’s Conference)

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Market
Direction
Long
Equities
Fixed
Income
Alternatives
DAA
Target
Date/DC
Passive
Trading
and
Research
Working to Build an All Weather Firm

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In USD millions
T&E
Expense
and Other
YTD 2009
Adjusted
Operating
Income
Base
Advisory
Fees
Severance
Expense
Net
Distribution
Revenues
Incentive
Compensation
(ex. MTM)
YTD 2010
Adjusted
Operating
Income
*As of September 30, 2010
Adjusted Operating Income*: YTD2010 vs. YTD2009

AllianceBernstein Adjusted Earnings Reconciliation
Nine Months Ended $ thousands, unaudited 9/30/10  9/30/09 Net Revenues, GAAP basis $2,170,996  $2,125,018 Exclude: Deferred compensation-related investment (gains) losses (10,375)  (105,738) Deferred compensation-related dividends and interest (2,550)  (4,442) 90% of consolidated venture capital fund investment losses (gains) 24,097  (22,257) Distribution-related payments (210,265)  (164,802) Amortization of deferred sales commissions (36,048)  (42,104) Adjusted Net Revenues $1,935,855  $1,785,675  Operating Income, GAAP basis $305,111  $390,572 Exclude: Deferred compensation-related investment (gains) losses (10,375)  (105,738) Deferred compensation-related dividends and interest (2,550)  (4,442) Deferred compensation-related mark-to-market vesting (credit) expense (4,568)  (3,704) Deferred compensation-related dividends and interest expense 2,223  3,974 Net impact of deferred compensation-related investments (15,270)  (109,910) Real estate charges 101,582  5,728 Total Exclusions: 86,312  (104,182) Include: Net loss (income) of consolidated entities attributable to non-controlling interests 23,193  (23,114) Adjusted Operating Income $414,616  $263,276 Operating Margin, GAAP basis incl. non-controlling interests 15.1%  17.3% Adjusted Operating Margin 21.4%  14.7%

AllianceBernstein Adjusted Financial Results Reconciliation
AllianceBernstein L.P. Notes to Condensed Consolidated Statements of Income and Supplemental Information (Unaudited) Adjusted Net Revenues Adjusted net revenues excludes investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, offset distribution revenues earned by the company. Adjusted Operating Income Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate charges, and (3) including the net loss or income of consolidated entities attributable to non-controlling interests. (1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments’ appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. U.S. GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments’ market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under U.S. GAAP of the market movement on the expense and the investments. (2) Real estate charges have been excluded because, often, they are relatively large in nature and are not considered part of our core operating results when comparing financial results from period to period and to industry peers. (3) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, U.S. GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein. Adjusted Operating Margin Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.